UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2006

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

(as depositor under the Pooling and Servicing Agreement,
dated as of May 1, 2006, providing for the issuance of
Carrington Mortgage Loan Trust, Series 2006-RFC1 Asset-Backed
Pass-Through Certificates)

Stanwich Asset Acceptance Company, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	333-130210	20-2698835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Seven Greenwich Office Park 599 West Putnam Avenue Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 661-6186

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements.

                           Not applicable.

(b)  Pro Forma Financial Information.

                           Not applicable.

(c)  Exhibits.

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood llp

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 17, 2006

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

By:	/s/ Bruce M. Rose
Name:	Bruce M. Rose
Title:	President

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Counsel